Exhibit 10 (a)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 16 under the Securities Act of 1933 and Amendment No. 18 under the Investment Company Act of 1940 to the registration statement on Form N-4 (the "Registration Statement") of our report dated February 28, 2005 relating to the statutory financial statements of Connecticut General Life Insurance Company, which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to our firm under the heading "Experts" in such Statement of Additional Information.



/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
April 29, 2005

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Exhibit 10 (b)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 17 to Registration Statement No. 033-48137 of CG Variable Annuity Separate Account (the "Account") on Form N-4 of our report dated March 24, 2005 on the financial statements of the sub-accounts of the Account, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ Deloitte & Touche, LLP
Chicago, Illinois
April 29, 2005